UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
(Amendment No.        )

Check the appropriate box:

☒              Preliminary Information Statement

☐              Confidential, For Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐              Definitive Information Statement

EVE HOLDING, INC.
(Name of Registrant as Specified In Its Charter)

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☐              Fee paid previously with preliminary materials

☐              Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

PRELIMINARY INFORMATION STATEMENT — SUBJECT TO COMPLETION

Eve Holding, Inc.
1400 General Aviation Drive
Melbourne, Florida 32935

NOTICE OF ACTION BY WRITTEN CONSENT OF MAJORITY STOCKHOLDER

To Our Stockholders:

This Information Statement is being furnished by the board of directors of Eve Holding, Inc., a Delaware corporation (the “Company,” “Eve,” “our” or “we”), and is first being mailed on or about [●], 2025, to the stockholders of record of our outstanding shares of common stock, par value $0.001 per share (“Common Stock”), as of the close of business on August 13, 2025. The purpose of this Information Statement is solely to inform you that Embraer Aircraft Holding, Inc., a Delaware corporation and a stockholder representing a majority of the voting power of the Company’s Common Stock (“Embraer” or the “Majority Stockholder”), acted by written consent (the “Stockholder Approval”) to vote in favor of the issuance of shares of Common Stock to Embraer in a registered direct offering, as described in more detail in this Information Statement (the “Embraer Issuance”). The Embraer Issuance was approved by the Company’s board of directors (the “Board”), acting by unanimous written consent, upon the recommendation of a special committee of independent and disinterested members of the Board (the “Special Committee”), on August 13, 2025. In making its recommendation to approve the Embraer Issuance, the Special Committee consulted with its independent financial and legal advisors, and received an opinion from Houlihan Lokey Capital, Inc. that, as of the date of its opinion and subject to the assumptions and qualifications contained therein, the consideration to be received by the Company for the shares of Common Stock to be issued in the Embraer Issuance was fair to the Company from a financial point of view.

On August 13, 2025, we entered into subscription agreements (the “Subscription Agreements”) with certain investors (including BNDES Participações S.A. – BNDESPAR (“BNDESPAR”), Embraer and other institutional investors) for the issuance and sale by the Company to such investors of an aggregate of 47,422,680 newly issued shares of Common Stock, including in the form of Brazilian Depositary Receipts, for cash at a purchase price of $4.85 per share and an aggregate purchase price of approximately $230.0 million (such transaction, the “Registered Direct Offering”).

Among the Subscription Agreements, on August 13, 2025, we entered into a subscription agreement (the “Embraer Subscription Agreement”) with Embraer, pursuant to which, upon the terms and subject to the conditions set forth therein, Embraer agreed to subscribe for and purchase from the Company, and the Company agreed to issue and sell to Embraer, 4,123,711 shares (the “Acquired Shares”) of the Company’s Common Stock, for a purchase price per share of Common Stock of $4.85 and an aggregate purchase price of approximately $20.0 million.

On August 13, 2025, the Majority Stockholder approved the Embraer Issuance to comply with Section 312.03 of the NYSE Listed Company Manual, which requires that the Company secure stockholder approval in the event of certain transactions, including the issuance of more than 1% of a company’s common stock to a related party for a price less than the Minimum Price (as defined in NYSE Listed Company Manual Section 312.03). Under the Embraer Subscription Agreement, the closing of the Embraer Issuance will not occur until more than 20 business days have passed after this Information Statement is mailed to the stockholders of the Company. The Registered Direct Offering (other than the Embraer Issuance) does not require stockholder approval to comply with Section 312.03 of the NYSE Listed Company Manual and, as a result, the Registered Direct Offering (other than the Embraer Issuance) has already closed.

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Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”), Article VII, Section A of our second amended and restated certificate of incorporation and Article II, Section 10 of our amended and restated by-laws permit any action that may be taken at a meeting of the stockholders to be taken by written consent by the Majority Stockholder, in its capacity as the holder of a majority of the voting power of the outstanding capital stock of the Company required to approve the action at a meeting. Accordingly, the holder of a majority of the issued and outstanding shares of Common Stock, approved the Embraer Issuance on August 13, 2025. The full text of this written consent by the Majority Stockholder without a meeting of stockholders is attached to this Information Statement as Annex A. This Information Statement also constitutes notice to you under Section 228 of the DGCL of the actions taken by written consent by the Majority Stockholder without a meeting of stockholders.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM THE MAJORITY STOCKHOLDER BY WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER APPROVAL REQUIREMENT FOR THIS ACTION UNDER THE DGCL AND NYSE RULES AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED, OR ARE BEING SOLICITED, TO APPROVE THE EMBRAER ISSUANCE.

This Information Statement is being furnished to all stockholders of the Company pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, solely for the purpose of informing the non-consenting stockholders of these corporate actions before the Acquired Shares are issued.

Holders of our Common Stock do not have appraisal or dissenters’ rights under the DGCL in connection with the matters described in this Information Statement and approved by the Majority Stockholder.

You are urged to read this Information Statement carefully in its entirety, including any information incorporated by reference into this Information Statement. However, no action is required on your part in connection with this document.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS, AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(c) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C, AND PURSUANT TO SECTION 228 OF THE DGCL.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors

/s/ Simone Galvão De Oliveira
Simone Galvão De Oliveira
General Counsel, Chief Compliance Officer and Secretary

Melbourne, Florida

[●], 2025

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Eve Holding, Inc.
1400 General Aviation Drive
Melbourne, Florida 32935

INFORMATION STATEMENT

We are required to deliver this Information Statement to holders of shares of common stock, par value $0.001 per share (“Common Stock”), of Eve Holding, Inc. (the “Company,” “Eve,” “our,” “we” or “us”), in order to provide notice that, on August 13, 2025 (the “Approval Date”), Embraer Aircraft Holding, Inc., a Delaware corporation and the holder of a majority of the voting power of the outstanding shares of our Common Stock (the “Majority Stockholder” or “Embraer”), without holding a meeting of stockholders, has provided written consent to approve an action that would normally require such a meeting (the “Approval”).

THE ACCOMPANYING MATERIAL IS BEING PROVIDED TO YOU FOR INFORMATIONAL PURPOSES ONLY. NO VOTE OR OTHER ACTION OF OUR STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THE MATTERS DESCRIBED IN THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Information Concerning the Action by Written Consent

This Information Statement is being mailed on or about [●], 2025 to the holders of record of our Common Stock at the close of business on August 13, 2025 (the “Record Date”), pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”).

The purpose of this Information Statement is to inform holders of our Common Stock that on August 13, 2025, we entered into subscription agreements (the “Subscription Agreements”) with certain investors (including BNDES Participações S.A. – BNDESPAR (“BNDESPAR”), Embraer and other institutional investors) for the issuance and sale by the Company to such investors of an aggregate of 47,422,680 newly issued shares of Common Stock, including in the form of Brazilian Depositary Receipts, for cash at a purchase price of $4.85 per share and an aggregate purchase price of approximately $230.0 million (such transaction, the “Registered Direct Offering”).

Among the Subscription Agreements, on August 13, 2025, we entered into a subscription agreement (the “Embraer Subscription Agreement”) with Embraer, pursuant to which, upon the terms and subject to the conditions set forth therein, Embraer agreed to subscribe for and purchase from the Company, and the Company agreed to issue and sell to Embraer, 4,123,711 shares (the “Acquired Shares”) of the Company’s Common Stock, for a purchase price per share of Common Stock of $4.85 and an aggregate purchase price of approximately $20.0 million (the “Embraer Issuance”).

The Embraer Issuance was approved by written consent by the Majority Stockholder on August 13, 2025 (the “Stockholder Approval”) and is described in more detail in this Information Statement, and the full text of this written consent by the Majority Stockholder without a meeting of stockholders is attached to this Information Statement as Annex A.

The approval of the Embraer Issuance is required by the NYSE Listed Company Manual, as further described in this Information Statement. While typically the required vote under the NYSE Listed Company Manual is the approval by a majority of votes cast at a meeting of stockholders, because the required Stockholder Approval was obtained by use of written consent in lieu of a special stockholders meeting, the required vote was the written consent of the holder of a majority of the shares entitled to vote as of the Approval Date. The written consent of the Majority Stockholder was sufficient to approve the Embraer Issuance. Therefore, no proxies or consents were, or are, being solicited in connection with the Embraer Issuance. The approval of the Registered Direct Offering (other than the Embraer Issuance) is not required by the NYSE Listed Company Manual and, as a result, the Registered Direct Offering (other than the Embraer Issuance) has already closed.

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THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED IN THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND USA PROXY.

Other than the stockholder written consent described above, no other votes are necessary or required to effectuate the Embraer Issuance described in this Information Statement.

Effective Date of Action by Written Consent

This Information Statement is being furnished to all holders of Common Stock pursuant to Section 14(c) of the Exchange Act and the rules and regulations promulgated thereunder solely for the purpose of informing stockholders of the approval by the Majority Stockholder of the Embraer Issuance before the Acquired Shares are issued. In accordance with Exchange Act Rule 14c-2 and the Embraer Subscription Agreement, the written consent by the Majority Stockholder without a meeting of stockholders will become effective no sooner than 20 business days following the mailing of this Information Statement to Eve stockholders. After the expiration of such 20-business day period, and in accordance with the DGCL and the terms of the Embraer Subscription Agreement, the Acquired Shares will be issued.

Outstanding Shares and Voting Rights as of the Approval Date

As of the Approval Date, our authorized capital stock consisted of 1,000,000,000 shares of Common Stock and 100,000,000 preferred shares, par value $0.001 per share (“Preferred Stock”). As of the Approval Date, 300,881,904 shares of Common Stock and no shares of Preferred Stock were issued and outstanding.

Except as otherwise required under our second amended and restated certificate of incorporation (the “Certificate of Incorporation”), each share of our outstanding Common Stock is entitled to one vote on matters submitted for stockholder approval.

On August 13, 2025, the Majority Stockholder executed and delivered to the Company a written consent by which the holder of 246,399,589 shares of our Common Stock, or approximately 81.9% of the voting power of the outstanding shares of Common Stock entitled to vote on the matter, approved the Embraer Issuance. Since the Embraer Issuance has been approved by the Majority Stockholder, no proxies are being solicited in connection with this Information Statement.

The DGCL permits the holders of a corporation’s outstanding stock representing a majority of that corporation’s voting power to approve and authorize corporate actions by written consent as if such actions were undertaken at a duly called and held meeting of stockholders. In order to significantly reduce the costs and management time involved in soliciting and obtaining proxies to approve the Embraer Issuance and in order to timely effectuate issuance of the Acquired Shares, the Board of Directors of the Company elected to utilize, and did in fact obtain, the written consent of the holder of a majority of the voting power of the Company. The Company obtained the written consent of the stockholder who, as of the Approval Date, owned approximately 81.9% of the Company’s voting stock. The written consent satisfies the stockholder approval requirement for the action taken. Accordingly, under the DGCL, no other Board of Directors or stockholder approval is required in order to effect such action.

No Dissenters’ or Appraisal Rights

The DGCL does not provide dissenters’ or appraisal rights to stockholders of the Company in connection with the Embraer Issuance or any matter described in this Information Statement.

Expenses

The cost of furnishing this Information Statement will be borne by the Company. We will mail this Information Statement to registered stockholders and certain beneficial stockholders of the Company where requested by brokerage houses, nominees, custodians, fiduciaries and other like parties.

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QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q:     Why am I receiving these materials?

A:   We are providing this Information Statement to you for your information to comply with the requirements of the Exchange Act and the DGCL. You are urged to read this Information Statement carefully in its entirety, including any information incorporated by reference into this Information Statement. However, no action is required on your part in connection with this document.

The record date for determining our stockholders who were entitled to notice of the matters set forth in this Information Statement was August 13, 2025. While typically the required vote under the NYSE rules is the approval by a majority of votes cast at a meeting of stockholders, because the required Stockholder Approval was obtained by use of written consent in lieu of a special shareholders meeting, the required vote was the written consent of the holder of a majority of the shares entitled to vote as of the Approval Date. The written consent of the Majority Stockholder was sufficient to approve the Embraer Issuance. In accordance with Exchange Act Rule 14c-2 and the Embraer Subscription Agreement, the written consent by the Majority Stockholder will become effective no sooner than 20 business days following the mailing of this Information Statement to Eve stockholders. This Information Statement is being mailed on or about [●], 2025, to stockholders of record as of August 13, 2025. Therefore, this action will be effective on or about [●], 2025.

Q:     What information is contained in this Information Statement?

A:   This Information Statement contains information regarding actions approved by the Board of Directors, upon the recommendation of a special committee of independent and disinterested directors of the Company, and approved by the holder of an aggregate of 246,399,589 shares of our Common Stock, representing a majority of the voting power of our Common Stock as of August 13, 2025.

Q:     What action was taken by written consent of the Majority Stockholder?

A:    The action approved by the written consent of the Majority Stockholder without a meeting of stockholders is more completely described elsewhere in this Information Statement, but in summary the Embraer Issuance involves the issuance of 4,123,711 shares of Common Stock for an aggregate purchase price of approximately $20.0 million. The full text of this written consent by the Majority Stockholder without a meeting of stockholders is attached to this Information Statement as Annex A.

Q:     Why are you not soliciting proxies on this action?

A:    We are not soliciting proxies on the Embraer Issuance because the Majority Stockholder, who holds approximately 81.9% of our voting power, provided written consent approving the action, and no other action on the part of our stockholders is necessary or required to effectuate the Embraer Issuance.

Q:     Why do the other transactions in the Registered Direct Offering not require stockholder approval?

A:    The other transactions entered into in connection with the Registered Direct Offering were independently negotiated and consummated and do not include (i) the issuance of securities in a private placement transaction of 20% or more of the Company’s outstanding shares of common stock for less than the Minimum Price (as defined in NYSE Listed Company Manual Section 312.03) or (ii) the issuance of securities of more than 1% of the Company’s common stock to a related party for a price less than the Minimum Price.

Q:     When will the Acquired Shares be issued?

A:    In accordance with Exchange Act Rule 14c-2 and the Embraer Subscription Agreement, the written consent of the Majority Stockholder without a meeting of stockholders will become effective no sooner than 20 business days following the mailing of this Information Statement to Eve stockholders. After the expiration of such 20-business day period, and in accordance with the DGCL and the terms of the Embraer Subscription Agreement, the Acquired Shares will be issued to Embraer.

Q:     To whom may I direct any additional questions regarding this Information Statement?

A:     Any additional questions regarding this Information Statement may be directed to:

Eve Holding, Inc.
Attention: Simone Galvão de Oliveira, General Counsel, Chief Compliance Officer and Secretary
1400 General Aviation Drive
Melbourne, Florida 32935
(321) 751-5050

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DESCRIPTION OF EMBRAER ISSUANCE AND TRANSACTION DOCUMENTS

Registered Direct Offering

On August 13, 2025, the Company entered into subscription agreements with certain investors (including BNDESPAR, Embraer and other institutional investors) relating to the Registered Direct Offering involving the issuance and sale of an aggregate of 47,422,680 newly issued shares of Common Stock, including in the form of Brazilian Depositary Receipts, to such investors (including Embraer) for cash at a purchase price of $4.85 per share and an aggregate purchase price of approximately $230.0 million.

Embraer Subscription Agreement

As part of the Registered Direct Offering, the Company entered into the Embraer Subscription Agreement, pursuant to which, upon the terms and subject to the conditions set forth therein, Embraer agreed to subscribe for and purchase from the Company, and the Company agreed to issue and sell to Embraer, 4,123,711 shares of the Company’s Common Stock, for a purchase price per share of Common Stock of $4.85 and an aggregate purchase price of approximately $20.0 million.

The Embraer Subscription Agreement and the issuance and sale of the Acquired Shares have been approved by the Majority Stockholder. Under the Embraer Subscription Agreement, the closing of the Embraer Issuance (the “Closing”) will not occur until more than 20 business days have passed after this Information Statement is mailed to Eve stockholders or such later time as is necessary to comply with the listing requirements of the NYSE.

The Company intends to use the net proceeds from the issuance and sale of the Acquired Shares for general corporate purposes, including the financing of its operations, possible business acquisitions or strategic investments and repayment of outstanding indebtedness.

Under the terms of the Embraer Subscription Agreement, the Company has agreed to file a registration statement covering the resale of the Acquired Shares within ninety (90) calendar days after the Closing and to use reasonable best efforts to cause the registration statement to be declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the ninetieth (90th) calendar day if the SEC notifies the Company that it will “review” such registration statement following the Closing and (ii) the tenth (10th) business day after the date the Company is notified by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

The Embraer Subscription Agreement described above includes customary representations, warranties and covenants by the Company and Embraer, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

Stockholder Approval of Embraer Issuance for NYSE Purposes

In order to comply with the requirements of the NYSE Listed Company Manual relating to stockholder approval of certain issuances of a listed company’s common stock, immediately after the execution of the Embraer Subscription Agreement by the parties thereto, we obtained the written consent of the Majority Stockholder, as the holder of 246,399,589 shares of our Common Stock, representing a majority of the voting power of our common stock as of such date, for the approval of the Embraer Issuance, including the issuance of 4,123,711 shares of Common Stock upon the Closing. The full text of the written consent by the Majority Stockholder is attached to this Information Statement as Annex A. The written consent of the Majority Stockholder was sufficient to approve the Embraer Issuance under the continued listing requirements of the NYSE. Therefore, no proxies or additional consents are being solicited by us.

In accordance with Exchange Act Rule 14c-2 and the Embraer Subscription Agreement, the written consent of the Majority Stockholder will become effective no sooner than 20 business days following the mailing of this Information Statement. After the expiration of such 20-business day period, subject to the satisfaction of the conditions set forth in the Embraer Subscription Agreement, the Acquired Shares will be issued in accordance with the terms of the Embraer Subscription Agreement.

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APPROVAL OF EMBRAER ISSUANCE
Background

On August 13, 2025, the Company entered into subscription agreements with certain investors (including BNDESPAR, Embraer and other institutional investors) relating to the Registered Direct Offering for the issuance and sale by the Company to such investors of an aggregate of 47,422,680 newly issued shares of Common Stock, including in the form of Brazilian Depositary Receipts, for cash at a purchase price of $4.85 per share and an aggregate purchase price of approximately $230.0 million.

As described in more detail under “Description of Embraer Issuance and Transaction Documents”, in connection with the Registered Direct Offering, on August 13, 2025, we entered into the Embraer Subscription Agreement pursuant to which, upon the terms and subject to the conditions set forth therein, we agreed to sell and issue to Embraer 4,123,711 shares of Common Stock. On August 15, 2025, we filed a prospectus supplement in connection with the securities being offered in the Registered Direct Offering.

Upon the consummation of the Registered Direct Offering, the Company is expected to receive aggregate gross proceeds from the Registered Direct Offering of approximately $230 million. Of this amount, approximately $20 million in gross proceeds are expected to be received from Embraer for the 4,123,711 newly issued shares of Common Stock.

We are required to use approximately $75.0 million of the gross proceeds from the Registered Direct Offering to pay for services performed in Brazil. We expect to use the remaining net proceeds from the Registered Direct Offering for general corporate purposes, including the financing of its operations, possible business acquisitions or strategic investments and repayment of outstanding indebtedness.

Reasons for Stockholder Approval of the Embraer Issuance

Our Common Stock is listed on the NYSE. The NYSE Listed Company Manual Section 312.03 requires that the Company secure stockholder approval in the event of certain transactions, including the issuance of more than 1% of a company’s common stock to a related party for a price less than the Minimum Price (as defined in the NYSE Listed Company Manual Section 312.03).

Because a related party has agreed to purchase Acquired Shares that will represent more than 1% of the Company’s Common Stock as of the date of the Embraer Subscription Agreement, the approval of our stockholders was required under the NYSE rules. To comply with these rules, we structured the closing of the Embraer Issuance so that the Acquired Shares are not subscribed until more than 20 business days have passed following the mailing of this Information Statement to Eve stockholders.

The Company’s Related Person Transaction Policy defines a “Related Person Transaction” as a transaction that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K in which the Company was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person (as defined therein) had, has or will have a direct or indirect material interest. The Embraer Issuance constitutes a Related Person Transaction required to be approved by a majority of disinterested directors of the Board. We formed a special committee of independent and disinterested members of the Board (the “Special Committee”) to consider and evaluate the Embraer Issuance. To comply with the Related Person Transaction Policy, the Embraer Issuance was approved by the Board, acting by unanimous written consent, including by all disinterested members of the Board, upon recommendation of the Special Committee, on August 13, 2025. In making its recommendation to approve the Embraer Issuance, the Special Committee consulted with its independent financial and legal advisors, and received an opinion from Houlihan Lokey Capital, Inc. that, as of the date of its opinion and subject to the assumptions and qualifications contained therein, the consideration to be received by the Company for the shares of Common Stock to be issued in the Embraer Issuance was fair to the Company from a financial point of view.

Immediately after the execution of the Embraer Subscription Agreement by the parties thereto, we obtained the written consent of the holder of 246,399,589 shares of our Common Stock, representing a majority of the voting power of our Common Stock as of such date, pursuant to the continued listing requirements of the NYSE and in accordance with applicable provisions of the DGCL and the Company’s Certificate of Incorporation. The full text of this written consent by the Majority Stockholder is attached to this Information Statement as Annex A. The written consent of the Majority Stockholder satisfied the requirements under the NYSE Listed Company Manual Section 312.03 to approve the Embraer Issuance. Therefore, no proxies or additional consents are being solicited by us in connection with the Embraer Issuance.

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Opinion of Houlihan Lokey Capital, Inc.

On August 13, 2025, Houlihan Lokey orally rendered its opinion to the Special Committee (which was subsequently confirmed in writing by delivery of Houlihan Lokey’s written opinion addressed to the Special Committee dated August 13, 2025) as to, as of such date, the fairness, from a financial point of view, to the Company of the consideration to be received by the Company for the shares of Common Stock to be issued in the Embraer Issuance pursuant to the Embraer Subscription Agreement.

Houlihan Lokey’s opinion was furnished for the use of the Special Committee (in its capacity as such), and only addressed the fairness, from a financial point of view, to the Company of the consideration to be received by the Company for the shares of Common Stock to be issued in the Embraer Issuance pursuant to the Embraer Subscription Agreement and did not address any other aspect or implication of the Embraer Issuance, the other transactions contemplated by the Registered Direct Offering or any other agreement, arrangement or understanding.  The references to Houlihan Lokey’s opinion in this Information Statement are qualified in their entirety by reference to the full text of its written opinion, which is attached as Annex B to this Information Statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion.  However, Houlihan Lokey’s opinion is not intended to be, and do not constitute, advice or a recommendation to the Special Committee, the Board, the Company, any security holder or any other person as to how to act or vote with respect to any matter relating to the Embraer Issuance, the other transactions contemplated by the Registered Direct Offering or otherwise.

No Preemptive Rights of Common Stock

Our stockholders have no preemptive rights to acquire any shares issued by us under our Certificate of Incorporation, as amended, or otherwise. In addition, no share of our Common Stock is convertible, redeemable, assessable or entitled to the benefits of any sinking or repurchase fund.

Effect of the Embraer Issuance upon Rights of Existing Stockholders

The principal effect upon the rights of our existing stockholders (other than the Majority Stockholder) of the Embraer Issuance will be a dilution in their current percentage ownership in the Company.  Based on the number of shares of our common stock outstanding as of August 20, 2025, the Majority Stockholder following the Embraer Issuance will own approximately 71.9% of our outstanding Common Stock. The other stockholders of the Company, who owned approximately 28.4% of our outstanding common stock prior to the Embraer Issuance, will be diluted from an ownership standpoint and will own approximately 28.1% of our outstanding common stock following the Embraer Issuance.

In addition, the Embraer Issuance and the resale of significant amounts of the shares of our Common Stock to be issued pursuant to the Embraer Issuance could materially and adversely affect the market price of our Common Stock.

Registration Rights

Under the terms of the Embraer Subscription Agreement, the Company has agreed to file a registration statement covering the resale of the Acquired Shares within ninety (90) calendar days after the Closing and to use reasonable best efforts to cause the registration statement to be declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the ninetieth (90th) calendar day if the SEC notifies the Company that it will “review” such registration statement following the Closing and (ii) the tenth (10th) business day after the date the Company is notified by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Significant Beneficial Owners

The following table sets forth information regarding beneficial ownership of our Common Stock as of August 20, 2025, by:

  Each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Common Stock;
  Each of our directors;
  Each of our named executive officers; and
  All of our current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares beneficially owned by a person or entity and the percentage ownership of that person or entity in the table below, all shares subject to options or warrants held by such person or entity were deemed outstanding if such securities are currently exercisable, or exercisable within 60 days. These shares were not deemed outstanding, however, for the purpose of computing the percentage ownership of any other person or entity.

Except as described in the footnotes below and subject to applicable community property laws and similar laws, the Company believes that each person listed below has sole voting and investment power with respect to such shares.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock	Percentage of Shares of Common Stock
5% Holders
Embraer Aircraft Holding, Inc (2)	246,399,589	71.6%
Directors and Named Executive Officers
Johann Bordais	—	—
Gerard J. DeMuro (3)	550,066	*
Eduardo Couto (4)	9,622	*
Luis Carlos Affonso	—	—
Michael Amalfitano(5)	9,676	*
Marion Clifton Blakey (6)	58,249	*
Paul Eremenko (7)	58,249	*
Sergio Pedreiro (8)	58,249	*
All Company directors and executive officers as a group (8 individuals)	744,111	*

*Less than one percent

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(1)	Unless otherwise noted, the business address of each of those listed in the table above is c/o Eve Holding, Inc., 1400 General Aviation Drive, Melbourne, Florida 32935.
(2)	Comprised of (i) 220,000,000 shares of common stock issued in connection with the business combination by and among EVE UAM, LLC, Embraer S.A., Embraer Aircraft Holding, Inc. and Eve Holding, Inc. (formerly known as Zanite Acquisition Corp.) (the “Business Combination”), (ii) 18,500,000 shares of common stock issued in a private placement consummated in connection with the Business Combination, (iii) 399,589 shares of common stock sold to Embraer Aircraft Holding, Inc. by SkyWest Leasing, Inc and (iv) 7,500,000 shares of common stock issued in a private placement consummated on September 4, 2024. Embraer Aircraft Holding, Inc. is controlled by Embraer S.A. The address of the principal business office of Embraer Aircraft Holding, Inc. is 276 S.W. 34th Street Fort Lauderdale, Florida, 33315. The address of the principal business office of Embraer S.A. is Avenida Dra. Ruth Cardoso, 8501, 30th floor (part), Pinheiros, São Paulo, SP, 05425-070, Brazil.
(3)	Comprised of (i) 150,000 shares of Class B Common Stock, which converted into shares of Common Stock upon the closing of the Business Combination on a one-for-one basis, (ii) 61,917 shares of Common Stock underlying the private placement warrants received from Zanite Sponsor LLC in a pro-rata distribution of its securities to its members, (iii) 140,000 shares of Common Stock issued to Mr. DeMuro at the closing of the Business Combination pursuant to the terms of his Employment Agreement, (iv) 200,000 shares of Common Stock underlying restricted stock units granted to Mr. DeMuro at the closing of the Business Combination and vested on the first and second anniversaries of the grant pursuant to the terms of his Employment Agreement, net of 30,100 shares of Common Stock withheld to cover tax withholding obligations in connection with the vesting and settlement of such restricted stock units, and (v) 28,249 shares of Common Stock underlying restricted stock units granted to Mr. DeMuro in connection with the 2022 annual equity grants for the Company’s non-employee directors and vested on May 9, 2025.
(4)	Consists of 12,735 shares of Common Stock underlying restricted stock units granted to Mr. Couto at the closing of the Business Combination and vested on the third anniversary of the grant, net of 3,113 shares of Common Stock withheld to cover tax withholding obligations in connection with the vesting and settlement of such restricted stock units.
(5)	Consists of shares held in a joint account with Mr. Amalfitano’s wife.
(6)	Consists of (i) 15,000 shares of Common Stock underlying restricted stock units granted to Ms. Blakey in connection with the 2022 annual equity grants for the Company’s independent directors and vested on May 9, 2024, (ii) 15,000 shares of Common Stock underlying restricted stock units granted to Ms. Blakey in connection with the 2022 annual equity grants for the Company’s independent directors and vested on July 31, 2023, and (iii) 28,249 shares of Common Stock underlying restricted stock units granted to Ms. Blakey in connection with the 2022 annual equity grants for the Company’s independent directors and vested on May 9, 2025.
(7)	Consists of (i) 15,000 shares of Common Stock underlying restricted stock units granted to Mr. Eremenko in connection with the 2022 annual equity grants for the Company’s independent directors and vested on May 9, 2024, (ii) 15,000 shares of Common Stock underlying restricted stock units granted to Mr. Eremenko in connection with the 2022 annual equity grants for the Company’s independent directors and vested on July 31, 2023, and (iii) 28,249 shares of Common Stock underlying restricted stock units granted to Mr. Eremenko in connection with the 2022 annual equity grants for the Company’s independent directors and vested on May 9, 2025.
(8)	Consists of (i) 15,000 shares of Common Stock underlying restricted stock units granted to Mr. Pedreiro in connection with the 2022 annual equity grants for the Company’s independent directors and vested on May 9, 2024, (ii) 15,000 shares of Common Stock underlying restricted stock units granted to Mr. Pedreiro in connection with the 2022 annual equity grants for the Company’s independent directors and vested on July 31, 2023, and (iii) 28,249 shares of Common Stock underlying restricted stock units granted to Mr. Eremenko in connection with the 2022 annual equity grants for the Company’s independent directors and vested on May 9, 2025.

8

OTHER MATTERS

No matters other than those discussed in this Information Statement are contained in the written consent signed by the Majority Stockholder. No security holder has requested the Company to include any proposal in this Information Statement.

HOUSEHOLDING INFORMATION

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for information statements with respect to two or more stockholders sharing the same address by delivering a single information statement addressed to those stockholders. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single information statement to multiple stockholders who share an address unless contrary instructions have been received. We will deliver upon oral or written request a separate copy of this Information Statement to any stockholder of a shared address to which a single copy of this Information Statement was delivered. If you prefer to receive separate copies of this Information Statement or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future information statements, proxy statements or annual reports for your household, please call us at (321) 751-5050 or send your request in writing to us at the following address: 1400 General Aviation Drive, Melbourne, Florida 32935 Attention: General Counsel, Chief Compliance Officer and Secretary.

9

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC pursuant to the Exchange Act. The SEC maintains an Internet site that contains reports, proxy statements and other information about registrants, like the Company, that have been filed electronically with the SEC. You can access the SEC’s Internet site at http://www.sec.gov. You can also obtain information about us on our website at https://ir.eveairmobility.com. Information on our website or any other website is not incorporated by reference into this Information Statement and does not constitute a part of this Information Statement unless specifically so designated and filed with the SEC.

The SEC allows the Company to “incorporate by reference” information that it files with the SEC, which means that it can disclose important information to you by referring you to documents previously filed with the SEC. The information incorporated by reference is an important part of this Information Statement. The following documents the Company filed with the SEC pursuant to the Exchange Act are incorporated herein by reference:

  Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 11, 2025;
  Current Report on Form 8-K filed on August 15, 2025;
  Current Report on Form 10-Q filed on May 12, 2025;
  Current Report on Form 10-Q filed on August 6, 2025; and
  Proxy Statement filed on April 9, 2025.

Any statement contained in this Information Statement or in a document incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained in any subsequently filed document that is incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

This Information Statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy. The delivery of this Information Statement should not create an implication that there has been no change in the affairs of the Company since the date of this Information Statement or that the information herein is correct as of any later date regardless of the time of delivery of this Information Statement.

You may also request a free copy of these filings (other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing) at no cost by writing or telephoning us at the following address and telephone number:

Eve Holding, Inc.
Attention: General Counsel, Chief Compliance Officer and Secretary
1400 General Aviation Drive
Melbourne, Florida 32935
(321) 751-5050

10

Exhibits to the filings will not be sent, however, unless those exhibits have specifically been incorporated by reference in this prospectus or any accompanying prospectus supplement.

You should rely only on the information provided in this filing. You should not assume that the information in this Information Statement is accurate as of any date other than the date of this document. The Company has not authorized anyone else to provide you with any information.

By Order of the Board of Directors

/s/ Simone Galvão De Oliveira
Simone Galvão De Oliveira
General Counsel, Chief Compliance Officer and Secretary

Melbourne, Florida

[●], 2025

11

ANNEX A

WRITTEN CONSENT
IN LIEU OF A MEETING OF STOCKHOLDERS
OF EVE HOLDING, INC.

The undersigned (the “Stockholder”), being the holder of a majority of the issued and outstanding shares of capital stock of Eve Holding, Inc., a Delaware corporation (the “Company”), hereby irrevocably consents in writing, pursuant to Section 228(a) of the General Corporation Law of the State of Delaware (the “DGCL”) and as authorized by the Article II, Section 10 of the Amended and Restated By-laws of the Company, to the following actions and adoption of the following resolutions by written consent in lieu of a meeting of stockholders:

WHEREAS, the Company has entered into a Subscription Agreement (the “Subscription Agreement”), dated as of August 13, 2025, by and between the Company and Stockholder, a copy of which has been provided to the undersigned Stockholder and is attached hereto as Exhibit A (capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Subscription Agreement);

WHEREAS, pursuant to the Subscription Agreement, Stockholder has agreed to subscribe for and purchase from the Company 4,123,711 shares (the “Acquired Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for a purchase price per share of Common Stock of $4.85 and an aggregate purchase price of $19,999,998.35 (the “Purchase Price”) upon the terms and subject to the conditions set forth in the Subscription Agreement; and

WHEREAS, the Board of Directors of the Company has (i) determined that it is in the best interests of the Company and its stockholders, and declared it fair and advisable, to enter into the Subscription Agreement and to consummate the transactions contemplated thereby, including the issuance of the Common Stock issuable pursuant to the Subscription Agreement (the “Issuance”), (ii) approved the execution, delivery and performance of the Subscription Agreement and the consummation of the transactions contemplated thereby, including the Issuance, upon the terms and subject to the conditions set forth in the Subscription Agreement, and (iii) resolved to recommend the adoption of the Subscription Agreement and the approval of the transactions contemplated thereby, including the Issuance, by the holders of the shares of the Company Common Stock, upon the terms and subject to the conditions set forth therein;

NOW, THEREFORE, BE IT RESOLVED as follows:

RESOLVED, that the Issuance be, and hereby is, authorized and approved in all respects, and that the undersigned Stockholder hereby votes all of the shares of capital stock of the Company held by such Stockholder and entitled to vote thereon in favor of the adoption and approval of the Subscription Agreement and the transactions contemplated thereby, including the Issuance; and

FURTHER RESOLVED, that this written consent is coupled with an interest and is irrevocable.

This written consent shall be filed with the minutes of the meetings of the stockholders of the Company and shall be treated for all purposes as action taken at a meeting.

IN WITNESS WHEREOF, the Stockholder has executed this written consent effective as of August 13, 2025.

Embraer Aircraft Holding, Inc.
By: /s/ Guilherme Faria Lima Paiva	By: /s/ Gary Kretz
Name: Guilherme Faria Lima Paiva	Name: Gary Kretz
Title: CFO	Title: Financial Manager

A-1

ANNEX B

[LETTERHEAD OF HOULIHAN LOKEY CAPITAL, INC.]

August 13, 2025

Eve Holding, Inc.

1400 General Aviation Drive

Melbourne, FL 32935

Attn: Special Committee of the Board of Directors

Dear Ladies and Gentlemen:

We understand that Eve Holding, Inc. (the “Company”) intends to enter into a subscription agreement (the “Subscription Agreement”), pursuant to which, among other things, the Company will issue and sell (the “Transaction”) to Embraer Aircraft Holding, Inc. (together with its affiliates, “Embraer”), 4,123,711 shares (the “Acquired Shares”) of common stock, par value $0.001 per share (“Common Stock”), of the Company in exchange for aggregate cash consideration of $19,999,998.35 (the “Aggregate Consideration”). We in addition understand that simultaneously with the Transaction, the Company will issue and sell (the “Related Transactions”) to certain investors other than Embraer (the “Other Investors”) shares of Common Stock (including in the form of Brazilian Depositary Receipts) for cash (the “Related Transactions Consideration”) based on the same price per share of Common Stock as the Aggregate Consideration.

The Special Committee (the “Committee”) of the Board of Directors of the Company (the “Board”), which Committee is comprised of Marion Blakey and Paul Eremenko, has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Committee as to whether, as of the date hereof, the Aggregate Consideration to be received by the Company in exchange for the Acquired Shares in the Transaction pursuant to the Subscription Agreement is fair to the Company from a financial point of view. For purposes of our analysis and this Opinion, with the Company’s consent and approval, we have evaluated the foregoing solely on the basis of a comparison of the pre-Transaction total equity value for the Company implied by the Aggregate Consideration to the implied pre-Transaction total equity value reference range for the Company that we believe are indicated by our financial analyses. No representation is made in this Opinion, either directly or indirectly, as to any legal matter or as to the sufficiency of the basis set forth in the immediately preceding sentence for any particular or general purpose other than setting forth the scope of this Opinion.

In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:

1	reviewed a draft, received by us on August 13, 2025, of the Subscription Agreement;
2	reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to us by the Company including a liquidation and wind-down analysis of the Company prepared by management of the Company (the “Management Wind-Down Analysis”);
3	spoken with certain members of the management of the Company and certain representatives and advisors of the Company regarding the business, operations, financial condition and prospects of the Company, the Transaction and related matters;
4	reviewed the current and historical market prices and trading volume for the Common Stock and the current and historical market prices and trading volume of the publicly traded securities of certain other companies that we deemed relevant;
5	considered the results of the solicitation processes conducted by the Company and certain of its advisors with respect to a possible financing of the Company, which the Company advised us did not result in the Company receiving any alternative proposals with respect to a financing of the Company;
6	reviewed a certificate addressed to us from senior management of the Company which contains, among other things, representations regarding the accuracy of the information, data and other materials (financial or otherwise) provided to, or discussed with, us by or on behalf of the Company; and
7	conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

B-1

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. Management of the Company has advised us, and at your direction we have relied upon and assumed, that the Management Wind-Down Analysis has been reasonably prepared by the management of the Company in good faith on bases reflecting the best currently available estimates and judgments of such management as to the expected realizable value for the Company’s assets in a liquidation of such assets and the amounts, if any, estimated to be available for distribution to the holders of Common Stock. At your direction, we have relied, without independent verification, solely upon the judgment of the management of the Company regarding all aspects of the Management Wind-Down Analysis. At your direction, we have assumed that the Management Wind-Down Analysis provides a reasonable basis on which to evaluate the Company prior to giving effect to the Transaction, and we have, at your direction, used and relied upon the Management Wind-Down Analysis for purposes of our analyses and this Opinion. We express no view or opinion with respect to the Management Wind-Down Analysis or the assumptions on which it is based. If the assumptions, estimates or conclusions set forth in the Management Wind-Down Analysis are not accurate, the conclusions set forth in this Opinion could be materially affected.

Management of the Company has advised us, and at your direction we have relied upon and assumed, that (i) the Company’s business has not generated any revenue, (ii) the Company does not have sufficient cash available to fund current development of its electric vertical take-off and landing (“eVTOL”) vehicles and other urban air mobility (“UAM”) solutions through regulatory certification, (iii) the Company will require substantial additional capital to develop products and fund operations for the foreseeable future, (iv) other than as contemplated by the proposed Transaction and the Related Transactions, the Company has been unsuccessful in obtaining additional financing on terms acceptable to it, (v) the Company’s failure to conclude the Transaction and the Related Transactions, or an alternative financing or strategic transaction, will force it to consider other strategic alternatives, including a liquidation and dissolution, and (vi) the values the Company receives for its assets in liquidation or dissolution could be significantly lower than the values reflected in the Company’s financial statements and result in the holders of Common Stock receiving little or no value for their investment in the Company. Accordingly, in reaching our conclusions hereunder, with your consent and approval, we did not rely upon a discounted cash flow analysis of the Company, a review of the publicly available financial terms of other transactions or a review of other companies with publicly traded equity securities. Management of the Company has advised us, and at your direction we have relied upon and assumed, that the Transaction, together with the Related Transactions, will not result in a change of control of the Company or an increase in the percent ownership of Embraer in the Company. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading. We have also relied upon and assumed, without independent verification, the assessments of the management of the Company as to the Company’s existing and future technology, products, product candidates, services and intellectual property and the validity of, and risks associated with, such technology, products, product candidates, services and intellectual property (including, without limitation, the validity and life of patents or other intellectual property, the timing and probability of successful testing, development and commercialization of such technology, products, product candidates and services, the approval thereof by appropriate governmental authorities, and the potential impact of competition), and we have assumed at your direction that there will be no developments with respect to any such matters that would affect our analyses or this Opinion.

We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Subscription Agreement and all other related documents and instruments that are referred to therein are true and correct, (b) each party to the Subscription Agreement and such other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transaction and the Related Transactions will be satisfied without waiver thereof, and (d) the Transaction and the Related Transactions will be consummated in a timely manner in accordance with the terms described in the Subscription Agreement and such other related documents and instruments, without any amendments or modifications thereto. We have relied upon and assumed, without independent verification, that (i) the Transaction and the Related Transactions will be consummated in a manner that complies in all respects with all applicable foreign, federal, state and local statutes, rules and regulations and all applicable organizational documents of the Company and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction and the Related Transactions will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Transaction, the Related Transactions, the Company or any expected benefits of the Transaction or the Related Transactions that would be material to our analyses or this Opinion. In addition, we have relied upon and assumed, without independent verification, that the final form of the Subscription Agreement will not differ in any respect from the draft of the Subscription Agreement identified above.

B-2

For purposes of our analyses and this Opinion, with your consent and approval, we did not apply any control premium, minority or illiquidity discounts or other premiums or discounts that may be attributable to any security of the Company or any other party or blocks of such securities. Furthermore, with your consent and approval, for purposes of our analyses and this Opinion, we have assumed that the Transaction and the Related Transactions will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the organizational documents of the Company or any credit agreement, indenture, rights agreement or other governing document relating to any indebtedness or securities of the Company, and will be consummated in accordance with such terms and provisions without giving rise to, or otherwise resulting in, any rights of lenders or holders of any such indebtedness or securities. In addition, with your consent and approval, we have (i) relied upon the assessments of the management of the Company as to the liquidity needs of and funding sources available to the Company to execute its business strategy and (ii) assumed that there will be no developments with respect to any such matters that would affect our analyses or this Opinion.

Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other party, nor were we provided with any such appraisal or evaluation (other than the Management Wind-Down Analysis). We did not estimate, and express no opinion regarding, the liquidation value of any entity or business. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.

We have not been requested to, and did not, (a) initiate or participate in any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the Transaction or the Related Transactions, the securities, assets, businesses or operations of the Company or any other party, or any alternatives to the Transaction or the Related Transactions, (b) negotiate the terms of the Transaction or the Related Transactions, (c) advise the Committee, the Board, the Company or any other party with respect to alternatives to the Transaction or the Related Transactions, or (d) identify, introduce to the Committee, the Board, the Company or any other party, or screen for creditworthiness, any prospective investors, lenders or other participants in the Transaction or the Related Transactions. We express no view or opinion as to any such matters, including the terms that could have been obtained if any of the foregoing had been undertaken. Management of the Company has advised us, and we have relied upon and assumed, without independent verification, that (a) the terms of the Transaction have been negotiated on an arms-length basis and (b) the Company would be willing to enter into the Transaction with a party that is not an affiliate. This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Transaction or the Related Transactions, and this Opinion does not purport to address potential developments in any such markets. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof. We are not expressing any view or opinion as to what the value of the Acquired Shares actually will be when issued pursuant to the Transaction or the price or range of prices at which Common Stock may be purchased or sold, or otherwise be transferable, at any time. We make no representation as to whether the Acquired Shares could actually be sold for the estimated amounts derived in our analyses.

This Opinion is furnished for the use of the Committee (in its capacity as such) in connection with their evaluation of the Transaction and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Committee, the Board, the Company, any security holder or creditor or any other party as to how to act or vote with respect to any matter relating to the Transaction, the Related Transactions or otherwise.

In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company or any other party that may be involved in the Transaction or the Related Transactions and their respective affiliates or security holders or any currency or commodity that may be involved in the Transaction or the Related Transactions.

B-3

Houlihan Lokey has in the past provided investment banking, financial advisory and/or other financial or consulting services to the Company, for which Houlihan Lokey has received compensation, including, among other things, having provided financial advisory services to a special committee of the board of directors of the Company in connection with the Company’s issuance to Embraer of shares of Common Stock and warrants to purchase Common Stock in a private placement in July 2024. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, Embraer, BNDES Participações S.A. – BNDESPAR (“BNDES”), other participants in the Transaction or the Related Transactions or certain of their respective affiliates in the future, for which Houlihan Lokey and such affiliates may receive compensation. Furthermore, in connection with bankruptcies, restructurings, and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, Embraer, BNDES, other participants in the Transaction or the Related Transactions or certain of their respective affiliates, for which advice and services Houlihan Lokey and such affiliates have received and may receive compensation.

We will receive a fee for rendering this Opinion, no portion of which is contingent upon the successful completion of the Transaction. In addition, the Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.

We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Committee, the Board, the Company, its security holders or any other party to proceed with or effect the Transaction or the Related Transactions, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction (other than the Aggregate Consideration to the extent expressly specified herein) or otherwise, including, without limitation, (a) the Related Transactions, (b) the Related Transactions Consideration (including, without limitation, the fairness of the Aggregate Consideration relative to the fairness of the Related Transactions Consideration or vice versa), or (c) any aspect of any investor or other rights, restrictions or limitations provided for in connection with the Transaction or the Related Transactions, (iii) the fairness of any portion or aspect of the Transaction or the Related Transactions to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except to the Company if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Transaction or the Related Transactions as compared to any alternative business strategies or transactions that might be available for the Company or any other party, (v) the fairness of any portion or aspect of the Transaction or the Related Transactions to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents, (vi) whether or not the Company, its security holders, Embraer, the Other Investors or any other party is receiving or paying reasonably equivalent value in the Transaction or the Related Transactions, (vii) the solvency, creditworthiness or fair value of the Company, Embraer, the Other Investors or any other participant in the Transaction or the Related Transactions, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction or the Related Transactions, any class of such persons or any other party, relative to the Aggregate Consideration or otherwise, (ix) the appropriate capital structure of the Company or what types of securities the Company should be issuing in the Transaction or the Related Transactions, or (x) the potential dilutive effects of the Transaction or the Related Transactions on the existing security holders of the Company, or the other financial or other implications and effects of the Transaction or the Related Transactions on the Company or any other party (including, without limitation, any aspects relating to ongoing operations or activities of the Company following the consummation of, or the use or distribution of proceeds from, the Transaction or the Related Transactions). Furthermore, we are not expressing any opinion, counsel or interpretation in matters that require legal, regulatory, environmental, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from appropriate professional sources. Furthermore, we have relied, with the consent of the Committee, on the assessments by the Committee, the Board, the Company and its advisors as to all legal, regulatory, environmental, accounting, insurance, tax and other similar matters with respect to the Company, the Transaction, the Related Transactions or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.

Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Aggregate Consideration to be received by the Company for the Acquired Shares in the Transaction pursuant to the Subscription Agreement is fair to the Company from a financial point of view.

Very truly yours,

/s/ Houlihan Lokey Capital, Inc.

HOULIHAN LOKEY CAPITAL, INC.

B-4